Certification of Chief Financial Officer pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Pzena Investment Management, Inc. (the “Company”) for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), Gary J. Bachman, as Chief Financial Officer of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 7, 2014	/s/ GARY J. BACHMAN

Name: Gary J. Bachman
Title: Chief Financial Officer (Principal Financial and Accounting Officer)